Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax™ Universe Fund of Option Income ETFs (YMAX)

YieldMax™ Magnificent 7 Fund of Option Income ETFs (YMAG)

Each listed on NYSE Arca, Inc.

January 6, 2025

Supplement to the

Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”),

each dated January 16, 2024

Tidal Investments LLC (the “Adviser”) is the investment adviser to each of the YieldMax™ Universe Fund of Option Income ETFs and the YieldMax™ Magnificent 7 Fund of Option Income ETFs (the “Funds”). The Funds are fund-of-funds that invest in other YieldMaxTM ETFs.

Effective January 1, 2025, the Adviser acquired the trading team previously employed by ZEGA Financial LLC (“ZEGA”). ZEGA served as the sub-adviser to the YieldMaxTM ETFs.

In connection with this transaction, ZEGA has ceased operations as a registered investment adviser and resigned as sub-adviser for the YieldMaxTM ETFs in which the Funds may invest. Under the management of the Adviser, the same portfolio management team previously employed by ZEGA will continue to serve as portfolio managers for the YieldMaxTM ETFs, now as employees of the Adviser. There are no portfolio manager changes for the YieldMaxTM ETFs and no changes to any of their investment objectives, principal investment strategies, or fees.

The transaction will not result in any changes to the operations of the Funds.

All references to “ZEGA” and the “Sub-Adviser” in the Summary Prospectus, Prospectus and SAI are hereby updated to refer to the “Adviser.”

Please retain this Supplement for future reference.